Exhibit 10.136

IBM
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

October 9, 2013

Mr. Mike Harrison
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment 47 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 47 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

2.	Schedule 1 to Exhibit A, of the SOW#1 is hereby deleted and replaced with Schedule 1 to Exhibit A, dated October 7, 2013 and attached hereto.

(The remainder of this page intentionally left blank)

Amendment 47 to SOW 1	Page 1 of 2
Brocade Confidential Information

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:	Accepted and Agreed To:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/Scott Rud 10/15/13	By: /s/ Michael A. Harrison 10-15-13
Authorized Signature Date	Authorized Signature Date
Scott Rud	Michael A. Harrison
Type or Print Name	Type or Print Name

GCM	VP, IBM OEM Sales
Title & Organization	Title & Organization
Address:	Address: 130 Holger Way San Jose, California 95134-1376

Accepted and Agreed To:
Brocade Communications Switzerland, SarL
/s/ Pierre Mattenberger Oct 10th, 2013
Authorized Signature Date
Pierre Mattenberger
Type or Print Name
Delegated Authority
Title & Organization
BROCADE
R. Borders /s/R. Borders
Legal Approved on 10/9/13

Amendment 47 to SOW 1	Page 2 of 2
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
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SW2400 & SW2800 (Refer to End of Life Products)
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2Gbit/sec Switch Products and Software (Refer to END OF LIFE section for EOL part numbers)
SW3200
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SW3800
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SW3900
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SW325x & SW385x
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 1
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
4Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
SW210E
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SW4100
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SW4900
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SW7500
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BROCADE 7500E
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 2
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
8Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 300
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BROCADE 300 BUNDLED WITH SFP'S
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BROCADE 300 FRU's
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BROCADE 300 OPTIONAL SOFTWARE
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BROCADE 5100
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BROCADE 5100 FRU's
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 3
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5100 OPTIONAL SOFTWARE
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BROCADE 5300
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BROCADE 5300 BUNDLED WITH SFP'S
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BROCADE 5300 FRU's
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BROCADE 5300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 4
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
FCoE Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 8000
BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 (CEE Only)
BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 - ACCESSORIES
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BROCADE 8000 FRU's
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BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 5
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
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BROCADE 7800 MAINTENANCE RENEWALS
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BROCADE 7800 FRU's
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BROCADE 7800 OPTIONAL SOFTWARE
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ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
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BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
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BROCADE FS8-18 ENCRYPTION BLADE
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BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's
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BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
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MULTI-PROTOCOL ROUTER (Refer to END OF LIFE Section for EOL part numbers)
SW7420
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 6
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DIRECTOR PRODUCTS AND SOFTWARE (Refer to END OF LIFE Section for EOL part numbers)
SW12000
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BROCADE DCX (DATA CENTER BACKBONE)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 7
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DCX - OPTIONAL SOFTWARE
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DCX - FRU's
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BROCADE DCX-4S
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BROCADE DCX-4S MAINTENANCE RENEWALS
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BROCADE DCX-4S - ACCESSORIES
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BROCADE DCX-4S - FRU's
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 8
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE DCX-4S - OPTIONAL SOFTWARE
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BROCADE FX8-24 DCX EXTENSION BLADE
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BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
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BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
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BROCADE FCoE 10-24 DCX Blade
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BROCADE FCoE 10-24 DCX Blade - FRU's
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FABRIC MANAGER (Refer to END OF LIFE Section for EOL part numbers)

16Gbit/sec Switch Products
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) ACCESSORIES
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) MAINTENANCE RENEWALS
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 9
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 6510 Switch (IBM 2498-F48)
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BROCADE 6510 Switch (IBM 2498-F48) MAINTENANCE RENEWALS
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BROCADE 6510 Switch (IBM 2498-F48) ACCESSORIES & FRU's
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BROCADE 6510 Switch (IBM 2498-F48) OPTIONAL SOFTWARE
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96)
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-F96) FRU's
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) MAINTENANCE RENEWALS
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) OPTIONAL SOFTWARE
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Amendment 47 - Exhibit A	Page 10
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
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ACCESSORIES & FRU's
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BLADE FRU'S
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OPTIONAL SOFTWARE:
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IBM SYSTEM STORAGE SAN384B-2 (2499-416)
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IBM 2499-416 MAINTENANCE RENEWALS
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IBM 2499-416 FRU'S
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IBM SYSTEM STORAGE SAN768B-2 (2499-816)
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IBM 2499-816 MAINTENANCE RENEWALS
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IBM 2499-816 FRU'S
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Amendment 47 - Exhibit A	Page 11
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS (Refer to END OF LIFE Section for EOL part numbers)
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Amendment 47 - Exhibit A	Page 1
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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TRANSCEIVERS (FRU'S)
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Amendment 47 - Exhibit A	Page 2
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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Amendment 47 - Exhibit A	Page 3
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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CABLES
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Amendment 47 - Exhibit A	Page 4
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
CABLES (FRU'S)
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Amendment 47 - Exhibit A	Page 5
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
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Amendment 47 - Exhibit A	Page 1
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 1
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 2
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 3
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 4
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 5
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 6
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 7
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 47 - Exhibit A	Page 8
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
SW2400 & SW2800
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Amendment 47 - Exhibit A	Page 1
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
2Gbit/sec Switch Products and Software
SW3200
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SW3800
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Amendment 47 - Exhibit A	Page 2
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW325x & SW385x
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Amendment 47 - Exhibit A	Page 3
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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4Gbit/sec Switch Products and Software
SW210E
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Amendment 47 - Exhibit A	Page 4
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]			[**]
SW4100
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW4900
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 5
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5000
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
SW7500
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
BROCADE 7500E
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 6
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
8Gbit/sec Switch Products and Software
BROCADE 300
BROCADE 300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 300 FRU's
BROCADE 300 OPTIONAL SOFTWARE
	[**]		[**]	[**]	[**]
BROCADE 5100
BROCADE 5100 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5100 FRU's
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 7
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5100 OPTIONAL SOFTWARE
	[**]		[**]	[**]	[**]
BROCADE 5300
BROCADE 5300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
BROCADE 5300 OPTIONAL SOFTWARE
	[**]		[**]	[**]	[**]
FCoE Switch Products and Software
BROCADE 8000
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 8000 FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 8000 (CEE Only)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 8000 CEE Only FRU's
	[**]	[**]	[**]	[**]	[**]			[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 8
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
MULTI-PROTOCOL ROUTER
SW7420
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 9
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 10
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
SW24000
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 11
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
SW48000
	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 12
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 13
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]
BROCADE DCX (DATA CENTER BACKBONE)
DCX BLADE - BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 14
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

FABRIC MANAGER
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 15
Brocade Confidential Information

4999RO0022 (SOW-1) - AMENDMENT 47
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
DATE: OCTOBER 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 47 - Exhibit A	Page 16
Brocade Confidential Information